UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  -  October 22, 2015
(Date of earliest event reported)

BEMIS COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2015, Bemis Company, Inc. issued a press release containing its financial results for the third quarter ended September 30, 2015, a copy of which is furnished as Exhibit 99 to this report.  Earnings guidance for 2015 for Bemis Company, Inc. is included with this press release and will be available during the regular earnings release conference call scheduled for Thursday, October 22, 2015, at 11:00 a.m. (ET). Individuals may listen to the call on the Internet at www.bemis.com under “Investors.”  Listeners are urged to check the website ahead of time to ensure their computers are configured for the audio stream.  Instructions for obtaining the required, free, downloadable software are available in a pre-event system test on the site.

Use of Non-GAAP Financial Measures

The documents furnished as exhibits to this report contain certain non-GAAP financial measures, including:

•Segment operating profit as adjusted

•Segment operating profit as adjusted as a percentage of net sales

•Diluted earnings per share as adjusted

•Adjusted return on invested capital

•Net debt to adjusted EBITDA

Each of these measures excludes from the most directly comparable GAAP measures the impact of certain items.  Management believes these adjusted measures are useful to investors because they assist an investor’s understanding of the impact of these items on the comparability of the Company’s operations from year-to-year.  Excluding the impact of these items also enables investors to compare our underlying operational results and trends before other charges and income items that are considered by management as not related to the Company’s core operations.  Management uses these adjusted measures to monitor and evaluate operating performance and also for internal planning purposes.  These measures are subject to certain limitations because they do not reflect all charges, income, or other items that were actually recognized by the Company in accordance with GAAP.  As a result, investors should consider these non-GAAP measures in addition to, and not as a substitute for, or superior to, financial performance measures presented in accordance with GAAP.  In addition, these adjusted measures may not be calculated in the same manner as adjusted measures presented by other companies.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d).                             The October 22, 2015, Bemis Company, Inc. press release for the third quarter ended September 30, 2015, is furnished as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Michael B. Clauer	By	/s/ Jerry S. Krempa
Michael B. Clauer, Vice President and Chief Financial Officer		Jerry S. Krempa, Vice President and Controller

Date	October 22, 2015	Date	October 22, 2015

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